Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of March 18, 2026 (this “Amendment”), to the Third Amended and Restated Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) dated as of July 25, 2022, among Apple Hospitality REIT, Inc., a Virginia corporation (the “Borrower”), certain subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Credit Agreement be modified as herein set forth; and

WHEREAS, the Borrower, the Guarantors, the Lenders party hereto and the Administrative Agent have agreed to modify the Credit Agreement as herein set forth solely upon the terms and conditions provided for in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
Amendment to Credit Agreement.
1.1
Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definitions of “Daily Simple SOFR” and “Term SOFR” in their entirety to read as follows:

“Daily Simple SOFR” means the rate per annum equal to SOFR determined for any day pursuant to the definition thereof. Any change in Daily Simple SOFR shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Term SOFR” means

(a) for any Interest Period with respect to a Term SOFR loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such interest period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate with a term of one month commencing on the first U.S. Government Securities Business Day immediately prior thereto;

provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall

255378778

be deemed to be zero for purposes of this Agreement (except for the Term A-1 Hedged Portion and the Term A-2 Hedged Portion).

1.2
Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of “SOFR Adjustment” therefrom.
SECTION 2.
Conditions of Effectiveness. This Amendment shall become effective as of the first date on which the Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Lenders, the Loan Parties and the Administrative Agent.
SECTION 3.
Representations and Warranties. Each of the Loan Parties reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects on the date hereof with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification). Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a)
it has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;
(b)
no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for filings for reporting purposes required under applicable securities laws;
(c)
this Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity;
(d)
no Default shall exist or would result from the consummation of the transactions contemplated by this Amendment; and
(e)
the execution, delivery and performance by it of this Amendment will not (i) contravene the terms of any of its Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law.
SECTION 4.
Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Amendment and the transactions contemplated by this Amendment and the Credit Agreement as amended by this Amendment and agrees and affirms that its guarantee of the Obligations

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continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.
SECTION 5.
Ratification.
(a)
The Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. The amendments contained in Section 1 hereof shall be deemed to have prospective application only. This Agreement is not intended to and shall not constitute a novation. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, other than payment in full, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Amendment, and the other Loan Documents.
(b)
This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent, any L/C Issuer or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, any L/C Issuer or any Lender may now have or have in the future against any Person under or in connection with the Credit Agreement, the Credit Agreement as amended hereby, any other Loan Document or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 6.
Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 7.
References. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
SECTION 8.
Amendment as a Loan Document. The Loan Parties acknowledge and agree that this Amendment constitutes a Loan Document, and without limiting the generality of the foregoing, the provisions of Sections 11.04 [Expenses; Indemnity; Damage Waiver], 11.14 [Governing Law; Jurisdiction; Etc.], 11.15 [Waiver of Jury Trial] and 11.17 [Electronic Execution; Electronic Records; Counterparts] are incorporated herein by reference as if set forth herein in full, mutatis mutandis.
SECTION 9.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 10.
Severability. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

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SECTION 11.
Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 12.
Entire Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages immediately follow.]

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the undersigned Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

APPLE HOSPITALITY REIT, INC.,

a Virginia corporation

By: /s/ Matthew Rash

Name: Matthew Rash

Title: Senior Vice President

GUARANTORS:

APPLE REIT SEVEN, INC.

APPLE SEVEN HOSPITALITY, INC.

APPLE SEVEN HOSPITALITY MANAGEMENT, INC.

APPLE SEVEN HOSPITALITY OWNERSHIP, INC.

APPLE SEVEN MANAGEMENT SERVICES GP, INC.

APPLE SEVEN MANAGEMENT SERVICES LP, INC.

APPLE SEVEN MANAGEMENT SERVICES NEW

ORLEANS GP, INC.

APPLE SEVEN SERVICES HIGHLANDS RANCH,
INC.

APPLE SEVEN SERVICES PROVO-SAN DIEGO,
INC.

APPLE SEVEN SERVICES RICHMOND, INC.
APPLE SEVEN SPE RICHMOND, INC.,

each a Virginia corporation

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President of, and on behalf of, each of the 11 entities listed above

Signature Page to First Amendment to Apple Third A&R Credit Agreement

APPLE EIGHT CALIFORNIA, INC.

APPLE EIGHT HOSPITALITY, INC.

APPLE EIGHT HOSPITALITY MANAGEMENT,
INC.

APPLE EIGHT HOSPITALITY MASSACHUSETTS,
INC.

APPLE EIGHT HOSPITALITY MASSACHUSETTS
SERVICES, INC

APPLE EIGHT HOSPITALITY OWNERSHIP, INC.

APPLE EIGHT NC GP, INC.

APPLE EIGHT NC LP, INC.

APPLE EIGHT SERVICES JACKSONVILLE, INC.

APPLE EIGHT SERVICES WESTFORD, INC.

APPLE EIGHT SPE SAVANNAH, INC.

APPLE REIT EIGHT, INC.,

each a Virginia corporation

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President of, and on behalf of, each of the 12 entities listed above

Signature Page to First Amendment to Apple Third A&R Credit Agreement

APPLE NINE FLORIDA SERVICES, INC.

APPLE NINE HOSPITALITY, INC.

APPLE NINE HOSPITALITY MANAGEMENT,
INC.

APPLE NINE HOSPITALITY OWNERSHIP, INC.

APPLE NINE HOSPITALITY TEXAS SERVICES,
INC.

APPLE NINE HOSPITALITY TEXAS SERVICES
II, INC.

APPLE NINE HOSPITALITY TEXAS SERVICES
III, INC.

APPLE NINE HOSPITALITY TEXAS SERVICES
IV, INC.

APPLE NINE HOSPITALITY TEXAS SERVICES
V, INC.

APPLE NINE LOUISIANA GP, INC.

APPLE NINE NC GP, INC.

APPLE NINE NC LP, INC.

APPLE NINE PENNSYLVANIA, INC.

APPLE NINE SPE MADISON, INC.

APPLE NINE SPE MALVERN, INC.,

each a Virginia corporation

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President of, and on behalf of, each of the 15 entities listed above

Signature Page to First Amendment to Apple Third A&R Credit Agreement

APPLE REIT TEN, INC.

APPLE TEN FLORIDA SERVICES, INC.

APPLE TEN HOSPITALITY, INC.

APPLE TEN HOSPITALITY MANAGEMENT, INC.

APPLE TEN HOSPITALITY OWNERSHIP, INC.

APPLE TEN HOSPITALITY TEXAS SERVICES, INC.

APPLE TEN HOSPITALITY TEXAS SERVICES
II, INC.

APPLE TEN HOSPITALITY TEXAS SERVICES
III, INC.

APPLE TEN HOSPITALITY TEXAS SERVICES
IV, INC.

APPLE TEN ILLINOIS MM, INC.

APPLE TEN ILLINOIS SERVICES, INC.

APPLE TEN NC GP, INC.

APPLE TEN NC LP, INC.

APPLE TEN OKLAHOMA SERVICES, INC.

APPLE TEN SPE CAPISTRANO, INC.

APPLE TEN SPE CALIBRASKA, INC.

APPLE TEN SERVICES DENVER, INC.

APPLE TEN SERVICES GAINESVILLE, INC.

APPLE TEN SERVICES KNOXVILLE II, INC.

APPLE TEN SERVICES SCOTTSDALE, INC.

APPLE TEN SERVICES OHARE, INC.

APPLE TEN SERVICES CAPISTRANO, INC.

APPLE TEN SERVICES COLORADO SPRINGS, INC.

APPLE TEN SERVICES FRANKLIN I, INC.

APPLE TEN SERVICES FRANKLIN II, INC.

APPLE TEN SPE COLORADO SPRINGS, INC.

APPLE TEN SPE FRANKLIN I, INC.

APPLE TEN SPE FRANKLIN II, INC.,

each a Virginia corporation

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President of, and on behalf of, each of the 28 entities listed above

Signature Page to First Amendment to Apple Third A&R Credit Agreement

APPLE EIGHT HOSPITALITY MIDWEST, LLC

APPLE EIGHT HOSPITALITY TEXAS

SERVICES, LLC

APPLE HOSPITALITY FTW CHARLIE, LLC

APPLE HOSPITALITY FTW NORTHTON, LLC

APPLE HOSPITALITY GRAPEVINE, LLC

APPLE HOSPITALITY HBC, LLC

APPLE HOSPITALITY KIRKLAND, LLC

APPLE HOSPITALITY MEMPHIS, LLC

APPLE HOSPITALITY PORTLAND PEARL

DISTRICT, LLC

APPLE HOSPITALITY SDRBC, LLC

APPLE HOSPITALITY SEATTLE LAKE

UNION, LLC

APPLE NINE MISSOURI, LLC

APPLE NINE OKLAHOMA, LLC

APPLE TEN ALABAMA SERVICES, LLC

APPLE TEN NEBRASKA, LLC

APPLE TEN OKLAHOMA, LLC,

each a Virginia limited liability company

By: /s/ Matthew Rash

Name: Matthew Rash

Title: Manager of, and on behalf of, each of the 16 entities listed above

SUNBELT-12CF, LLC,

a Florida limited liability company

By: /s/ Matthew Rash

Name: Matthew Rash

Title: Manager

APPLE TEN NORTH CAROLINA, L.P. ,

a Virginia limited partnership

By: APPLE TEN NC GP, INC., a Virginia corporation

General Partner

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

APPLE TEN ILLINOIS, LLC ,

a Virginia limited liability company

By: APPLE TEN ILLINOIS MM, INC., a Virginia corporation

Managing Member

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

APPLE NINE NORTH CAROLINA, L.P.,

a Virginia limited partnership

By: APPLE NINE NC GP, INC., a Virginia corporation

General Partner

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

APPLE NINE MALVERN PENNSYLVANIA BUSINESS TRUST,

a Pennsylvania business trust

By: APPLE NINE SPE MALVERN, INC., a Virginia corporation

Trustee

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

APPLE NINE LOUISIANA, L.P.,

a Virginia limited partnership

By: APPLE NINE LOUISIANA GP, INC., a Virginia corporation

General Partner

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

APPLE NINE PENNSYLVANIA BUSINESS TRUST,

a Pennsylvania Business Trust

By: APPLE NINE PENNSYLVANIA, INC.

a Virginia corporation

Sole Trustee

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

APPLE EIGHT NORTH CAROLINA, L.P.,

a Virginia limited partnership

By: APPLE EIGHT NC GP, INC., a Virginia

corporation

General Partner

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

APPLE SEVEN SERVICES, LLC,

APPLE SEVEN SERVICES II, LLC,

each a Virginia limited liability company

By: APPLE SEVEN MANAGEMENT SERVICES GP, INC., a Virginia corporation

Managing Member of, and on behalf of, each of the two above entities

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

APPLE SEVEN SERVICES SOUTHEAST, L.P.,

a Virginia limited partnership

By: APPLE SEVEN MANAGEMENT SERVICES GP, INC., a Virginia corporation

General Partner

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

APPLE SEVEN SERVICES NEW ORLEANS, L.P.,

a Virginia limited partnership

By: APPLE SEVEN MANAGEMENT SERVICES NEW ORLEANS GP, INC., a Virginia corporation

General Partner

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

APPLE TEN BUSINESS TRUST,

a Virginia business trust

By: APPLE TEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation

Sole Trustee

By: /s/ Matthew Rash

Name: Matthew Rash

Title: President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

APPLE HOSPITALITY ANCHORAGE 7056, LLC

APPLE HOSPITALITY CLEVELAND 7138, LLC

APPLE HOSPITALITY DC 7146, LLC

APPLE HOSPITALITY DENVER 7801, LLC

APPLE HOSPITALITY LAS VEGAS 7145, LLC

APPLE HOSPITALITY LOUISVILLE 7136, LLC

APPLE HOSPITALITY NASHVILLE 7139, LLC

APPLE HOSPITALITY MADISON 7131, LLC

APPLE HOSPITALITY NEW ORLEANS 7427, LLC

APPLE HOSPITALITY PITTSBURGH 7137, LLC

APPLE HOSPITALITY RENTON 7143, LLC

APPLE HOSPITALITY SLC GARAGE 7142, LLC

APPLE HOSPITALITY SLCC 7140, LLC

APPLE HOSPITALITY SLCH 7141, LLC

APPLE HOSPITALITY SOMERSET 7601, LLC

APPLE HOSPITALITY SOUTH JORDAN 7144, LLC

APPLE HOSPITALITY TAMPA 7149, LLC

APPLE HOSPITALITY TUKWILA 7648, LLC

APPLE HOSPITALITY WESTFORD 7621, LLC

APPLE TRS CLEVELAND 7138, LLC

APPLE TRS DC 7146, LLC

APPLE TRS LAS VEGAS 7145, LLC

APPLE TRS LOUISVILLE 7136, LLC

APPLE TRS MADISON 7131, LLC

APPLE TRS NASHVILLE 7139, LLC

APPLE TRS PITTSBURGH 7137, LLC

APPLE TRS RENTON 7143, LLC

APPLE TRS SLCC 7140, LLC

APPLE TRS SLCH 7141, LLC

APPLE TRS SOUTH JORDAN 7144, LLC

APPLE TRS TAMPA 7149, LLC,

each a Virginia limited liability company

By: /s/ Matthew Rash

Name: Matthew Rash

Title: Manager of, and on behalf of, each of the 31 entities listed above

Signature Page to First Amendment to Apple Third A&R Credit Agreement

ADMINISTRATIVE AGENT:

bank of america, n.a., as Administrative Agent

By: /s/ Paley Chen

Name: Paley Chen

Title: Vice President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

LENDERS:

bank of america, n.a., as a Lender

By: /s/ Matthew R. Lohr

Name: Matthew R. Lohr

Title: Senior Vice President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Tayven Hike

Name: Tayven Hike

Title: Senior Banker

Signature Page to First Amendment to Apple Third A&R Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Germaine Korhone

Name: Germaine Korhone

Title: Senior Vice President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Joshua Federer

Name: Joshua Federer

Title: Vice President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

BMO HARRIS BANK, N.A., as a Lender

By: /s/ Rebecca Liu Chabanon

Name: Rebecca Liu Chabanon

Title: Director

Signature Page to First Amendment to Apple Third A&R Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Shari L. Reams-Henofer

Name: Shari L. Reams-Henofer

Title: Senior Vice President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

regions bank, as a Lender

By: /s/ Ghi S. Gavin

Name: Ghi S. Gavin

Title: Senior Vice President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Cindy Hwee

Name: Cindy Hwee

Title: Director

Signature Page to First Amendment to Apple Third A&R Credit Agreement

TRUIST BANK, as a Lender

By: /s/ C. Vincent Hughes, Jr.

Name: C. Vincent Hughes, Jr.

Title: Director

Signature Page to First Amendment to Apple Third A&R Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Lucia Mijares Garza

Name: Lucia Mijares Garza

Title: Director, Corporate Banking - US

Real Estate, Gaming & Leisure

Signature Page to First Amendment to Apple Third A&R Credit Agreement

SCOTIA Financing (USA) LLC, as a Lender

By: /s/ David Dewar

Name: David Dewar

Title: Authorized Signatory

Signature Page to First Amendment to Apple Third A&R Credit Agreement

the huntington national bank, as a Lender

By: /s/ Joshua Arundel

Name: Joshua Arundel

Title: Senior Vice President

Signature Page to First Amendment to Apple Third A&R Credit Agreement

ATLANTIC UNION BANK, as a Lender

By: /s/ René B. Shepperson

Name: René B. Shepperson

Title: Senior Vice President

Signature Page to First Amendment to Apple Third A&R Credit Agreement